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                                                                  Exhibit 10.330

Paradise Shoppes of Prominence Point

                                   ASSIGNMENT

     This Assignment is made as of the 30th day of June 2003 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("Assignor") to and for the benefit of INLAND WESTERN CANTON PARADISE, L.L.C., a Delaware limited liability company ("Assignee").

     Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as Buyer under into that certain Agreement for the Purchase and Sale of Shopping Center dated as of June 4, 2004 as amended and entered into by Paradise Shoppes of Prominence Point, Ltd., a Florida limited partnership, as seller, and Assignor, as Buyer (collectively, the "Agreement"), for the sale and purchase of the property described by the Agreement, located in Canton, Georgia and legally described in the Agreement.

     Assignor represents and warrants that it is the Buyer under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity. By acceptance hereof, Assignee accepts the foregoing assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of Buyer under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

     IN WITNESS WHEREOF, Assignor and Assignee have executed this instrument as of the date first written above.

                              ASSIGNOR:

                              INLAND REAL ESTATE ACQUISITIONS, INC.
                              an Illinois corporation

                              By: /s/ Steven D. Sanders
                                  -----------------------------
                              Name:
                                    ---------------------------
                              As Its:
                                      -------------------------


                              ASSIGNEE:

                              INLAND WESTERN CANTON PARADISE,
                              L.L.C., a Delaware limited liability company

                              By: Inland Western Retail Real Estate Trust, Inc., a Maryland corporation

                              By:        /s/ [ILLEGIBLE]
                                  -----------------------------
                              Name:      [ILLEGIBLE]
                                    ---------------------------
                              As Its:    [ILLEGIBLE]
                                      -------------------------